SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report: October 2, 1996

                            THE INTERLAKE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware            Commission File Number 1-9149    36-3428543
     (State or other jurisdiction of                        (I.R.S.Employer
     incorporation or organization)                         Identification No.)

     550 Warrenville Road, Lisle, Illinois                       60532-4387
     (Address of principal executive offices)                    (Zip Code)

                                  (630)852-8800
              (Registrant's telephone number, including area code)

Item 5.   Other Events.

     The Interlake Corporation today announced that it had signed a definitive agreement for the sale and purchase of all of Interlake's packaging businesses. The sale is subject to various conditions.
The press release by which The Interlake Corporation made the announcement is attached as Exhibit 99.1.

Item 7.   Exhibits

     The following Exhibit is filed herewith and made part hereof:

     Exhibit
     Number              Description of Document

     99.1      Press Release dated October 2, 1996


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   THE INTERLAKE CORPORATION


                                   By
                                        Stephen Gregory
                                        Vice President-Finance and
                                        Chief Financial Officer